                  THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


         This THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "AGREEMENT") is made and entered into as of September 30, 1997, by and between International Logistics Limited, a Delaware corporation (the "COMPANY"), and each of the Holders listed on EXHIBIT A hereto (singularly a "HOLDER" and collectively, the "HOLDERS").


                                 W I T N E S S E T H

         WHEREAS, each of the Holders have either purchased shares of the Common Stock (as defined herein) of the Company or were granted Warrants (as defined herein) to purchase shares of the Common Stock of the Company; and

         WHEREAS, the Company and the Holders deem it to be in their best interests to provide for continuity in the control and operation of the Company to regulate certain of their rights in connection with their interests in the Company and to restrict the sale, assignment, transfer, encumbrance or other disposition of the Securities (as defined herein) to be issued to the Holders as contemplated hereby, and desire to enter into this Agreement in order to effectuate those purposes;

         NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, the parties agree as follows:


         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

         "ACCREDITED INVESTOR" shall have the meaning set forth for such term in Regulation D under the Securities Act.

         "ACCREDITED OFFEREE" shall have the meaning set forth in SECTION 5(a).

         "ACQUIROR" has the meaning assigned to such term in SECTIONS 6(b) AND
7.

         "AFFILIATE" of a Holder means any Person which directly or indirectly controls, is controlled by, or is under common control with such Holder. "Control," "controlled by" and "under common control with" means direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); PROVIDED that control shall be conclusively presumed when any Person or entity or affiliated group directly or indirectly owns ten percent (10%) or more of the securities having ordinary voting power for the election of a majority of the directors of a corporation.

         "AGREEMENT" means this Agreement, as the same shall be amended from time to time.

         "BANKS" mean, collectively, ING and Paribas.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "BUSINESS DAY" means a day other than Saturday, Sunday or any other day on which banks located in the State of Illinois are authorized or obligated to close.

         "CHARTER" OR "CERTIFICATE OF INCORPORATION" means the Amended and Restated Certificate of Incorporation of the Company as in effect immediately upon the Closing Date.

         "CLOSING DATE" means November 7, 1996.

         "COMMON STOCK" means the Company's Common Stock, $0.001 par value per share.

         "COMPANY" has the meaning assigned to such term in the preamble.

         "COMPANY ACCEPTANCE NOTICE" has the meaning assigned to such term in
SECTION 4(d)(i).

         "COMPANY TRANSFEREE" has the meaning assigned to such term in SECTION 5(a).

         "COMPANY TRANSFER NOTICE" has the meaning assigned to such term in
SECTION 5(a).

         "COMPANY TRANSFER SECURITIES" has the meaning assigned to such term in
SECTION 5(a).

         "EMPLOYEE STOCK PURCHASE PLAN" means the employee stock purchase plans adopted by the Board of Directors on May 1, 1996 and March 3, 1997.

         "EXECUTIVE COMMITTEE" shall have the meaning ascribed to such term in
SECTION 9(b).

         "FAIR MARKET VALUE" shall mean the fair market value of the Company's Common Stock as determined by the Executive

Committee on a fully-distributed basis without regard to liquidity or size relative to the number of shares outstanding; PROVIDED that such valuation shall ascribe value to Warrants as the amount, if any, by which the value of the Common Stock underlying the warrant shall exceed the aggregate exercise price related thereto.

         "FAMILY MEMBER" means any Holder's spouse, siblings, children, children's spouses, grandchildren or their spouses or any trusts for the benefit of any of the foregoing.

         "FINANCIAL DEFAULT" shall mean with respect to the Company or any Subsidiary, any of the following: (i) the occurrence of a default under any indebtedness with a principal amount in excess of $20 million (either individually or in the aggregate) to the extent that such default is not cured or waived within thirty (30) days; (ii) the acceleration of any indebtedness with a principal amount in excess of $10 million (either individually or in the aggregate) to the extent not paid or rescinded within five (5) days; (iii) the imposition of any final and non-appealable judgments in excess of $10 million (either individually or in the aggregate) to the extent not paid or rescinded within five (5) days; or (iv) the filing of any voluntary or involuntary bankruptcy petition with respect to the Company or any Subsidiary to the extent not withdrawn within five (5) days.

         "FINANCIAL DEFAULT DISAGREEMENT" shall mean that, upon the occurrence of a Financial Default, the Board of Directors is unable to agree on the Company's course of action in response to a Financial Default.

         "HOLDERS" has the meaning assigned to such term in the preamble.

         "ING" means ING Capital (U.S.) Corporation.

         "INITIAL PUBLIC OFFERING" means the first underwritten public offering of Common Stock by the Company pursuant to a registration of shares under the Securities Act on a Form S-1 Registration Statement (or equivalent or successor form).

         "INTER VIVOS TRANSFEREE" has the meaning assigned to such term in
SECTION 3(d).

         "MANAGEMENT" means each Person set forth on EXHIBIT B attached hereto, as the same may be amended from time to time.

         "MATRIX ACCEPTANCE NOTICE"  has the meaning assigned to such term in
SECTION 4(d)(ii).

         "MATRIX HOLDERS" has the meaning assigned to such term in SECTION 4(d)(ii).

         "MATRIX OFFER"  has the meaning assigned to such term in SECTION
4(d)(ii).

         "MYERS" means William E. Myers, Jr. and any Myers Affiliate.

         "MYERS AFFILIATE" shall mean any (i) bona fide officer, director, shareholder or employee of W.E. Myers & Company reasonably acceptable to the Company, (ii) Family Member of any of the foregoing individuals and (iii) partnership, corporation, trust or other entity controlled by William E. Myers, Jr.

         "OCM" means OCM Principal Opportunities Fund, L.P., a Delaware limited partnership.

         "OCM AFFILIATES" means any investor in or any employee of OCM or Oaktree Capital Management, LLC ("OAKTREE"), a California limited liability company, or in any company, joint venture, limited liability company, association or partnership of which OCM or Oaktree, is a shareholder, manager or general partner, as the case may be.

         "OCM ENTITY" means either or both of TCW and OCM, as the context indicates.

         "OCM ENTITY ACCEPTANCE NOTICE" has the meaning assigned to such term in SECTION 4(c).

         "OCM ENTITY FUNDING DEFAULT" means a circumstance whereby (i) an OCM Entity and WES&S have entered into a commitment to purchase Securities of the Company pursuant to a purchase agreement; (ii) such OCM Entity is in breach of its commitment to purchase such Securities; and (iii) WES&S ultimately completes its purchase under such purchase agreement.

         "OCM ENTITY OFFER" has the meaning assigned to such term in
SECTION 4(b).

         "OCM ENTITY PURCHASE DEFAULT" means an OCM Entity is in breach of its purchase obligation under an OCM Entity Acceptance Notice in connection with certain transfers of the WES&S Shares as set forth in SECTION 4.

         "OCM ENTITY SHARES" means all the Securities now and hereafter held by OCM, any OCM Affiliate, TCW or any TCW Affiliate.

         "OCM ENTITY TRANSFER TERMINATION EVENT"  means the first to occur of
(i) a Qualified Public Offering, (ii) a Sell-Down Event, (iii) a WES&S Purchase Default, (iv) a WES&S Funding Default or (v) May 2, 2002.

         "OFFER TO SELL" has the meaning assigned to such term in SECTION 5(b).

         "OFFEREE" means, for the purposes of SECTION 4 hereof: (i) with respect to any proposed Transfer by an OCM Entity: WES&S; (ii) with respect to any proposed Transfer by WES&S: each OCM Entity; (iii) with respect to any proposed Transfer by each of Management, Myers or the Banks: the Company, each OCM Entity and WES&S, as applicable, and (iv) for the purposes of
SECTION 4(d)(ii), with respect to any proposed Transfer by a Matrix Holder; the other nontransferring Matrix Holders.

         "PARIBAS" means Banque Paribas and Paribas North America, Inc.

         "PERMITTED TRANSFER" has the meaning assigned to such term in SECTION
3.

         "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

         "PRO RATA" shall mean, with respect to any offer of shares of Common Stock or securities exercisable or convertible into shares of Common Stock, an offer based on the relative percentages of Securities then held by or issuable to all of the Holders to whom such offer is made.

         "PUBLIC OFFERING" means any offering of Common Stock to the public, including the Initial Public Offering, either on behalf of the Company or any of its stockholders, pursuant to an effective registration statement under the Securities Act.

         "PUBLIC TRANSFEREES" has the meaning assigned to such term in SECTION 2(c).

         "QUALIFIED PUBLIC OFFERING" means a Public Offering wherein the aggregate offering proceeds are not less than $30,000,000 (determined based on gross offering price paid to the Company at the closing of each such transaction for the offered securities).

         "QUALIFIED SALE" shall mean (i) any sale of all or substantially all of the assets of the Company or (ii) any sale, merger or liquidation of the Company with or into any entity other than to or with OCM, TCW, WES&S, an OCM Affiliate, a TCW Affiliate or a WES&S Affiliate whereby such entity or the holders of a majority of the voting stock thereof shall obtain (A) at least a majority of the voting stock of the surviving entity and (B) the right to elect a majority of the surviving entity's board of directors.

         "RE-OFFER ACCEPTANCE NOTICE" has the meaning assigned to such term in
SECTION 4(d)(i).

         "RE-OFFER NOTICE" has the meaning assigned to such term in SECTION 4(d)(i).

         "REFUSAL NOTICE" has the meaning assigned to such term in SECTION
4(a).

         "REFUSAL SECURITIES" has the meaning assigned to such term in SECTION 4(a).

         "REFUSAL TRANSFEREE" has the meaning assigned to such term in SECTION 4(a).

         "SECURITIES" shall mean the shares of Common Stock and any securities convertible or exercisable into shares of Common Stock, and whenever an amount of Securities is calculated or used in any provision of this Agreement, convertible or exercisable securities shall be counted as the number of shares of Common Stock issuable upon such conversion or exercise.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "SELL-DOWN EVENT" means an event, subject to SECTIONS 2, 3 AND 4, whereby WES&S sells or Transfers Securities (or an economic "capital interest" therein, whether directly or indirectly) to any Person; PROVIDED, HOWEVER, that the following Transfers shall not constitute a Sell-Down Event: (i) any Transfer made to a WES&S Affiliate or (ii) any Transfer made to any Person if (A) WES&S retains voting control of the Securities transferred to such Person and (B) the cumulative number of Securities so transferred (or the economic capital interest therein) by WES&S shall not exceed the Threshold Amount.

         "SELLING HOLDERS" has the meaning assigned to it in SECTIONS 6(b) & 7.

         "SIMON ENTITY" means Logistical Simon, L.L.C., a Delaware limited liability company, WESINVEST, Inc., a Delaware corporation or William E. Simon & Sons, L.L.C., a Delaware limited liability company.

         "SUBSIDIARY" means any entity at least fifty percent (50%) owned or controlled either directly or indirectly by the Company or any of its Subsidiaries.

         "TCW" means TCW Special Credits Fund V - The Principal Fund, a California limited partnership,

         "TCW AFFILIATE" means any investor in or any employee of TCW, TCW
Asset Management Company, a California corporation ("TAMCO"), Trust Company of the West, a California trust company ("TRUSTCO") or Oaktree Capital Management, LLC ("OAKTREE"), a California limited liability company, or in any company, joint venture, limited liability company, association or partnership of which TCW, TAMCO, Trustco or Oaktree, is a shareholder, manager or general partner, as the case may be.

         "THRESHOLD AMOUNT" means thirty percent (30%) of the shares held by WES&S as of the Closing Date (excluding for the purpose of this calculation any shares owned by WES&S to the extent received upon the exercise of its Warrants or otherwise acquired from parties other than the Company).

         "TRADING PRICE" means the trading price for each trading day: (a) if the Common Stock is traded on a national securities exchange, its last reported sale price on the preceding Business Day on such national securities exchange or, if there was no sale on that day, the last reported sale price on such national securities exchange on the next preceding Business Day on which there was a sale, all as made available over the Consolidated Last Sale Reporting System of the CTA Plan (the "CLSRS") or, if the Common Stock is not then eligible for reporting over the CLSRS, its last reported sale price on the preceding Business Day on such national securities exchange or, if there was no sale on that day, on the next preceding Business Day on which there was a sale on such exchange or (b) if the principal market for the Common Stock is the over-the-counter market, but the Common Stock is not then eligible for reporting over the CLSRS, but the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the last sale price reported on NASDAQ on the preceding Business Day or, if the Common Stock is an issue for which last sale prices are not reported on NASDAQ, the closing bid quotation on such day, but in each of the next preceding two cases, if the relevant NASDAQ price or quotation did not exist on such day, then the price or quotation on the next preceding Business Day in which there was such a price or quotation.

         "TRANSFER" has the meaning assigned to such term in SECTION 2(a).

         "TRANSFER NOTICE" has the meaning assigned to such term in SECTIONS 6(b) & 7.

         "TRANSFEROR"  has the meaning assigned to such term in SECTION 4(a).

         "VOTING TERMINATION EVENT" has the meaning assigned to such term in
SECTION 8(a).

         "WARRANT(S)" means the Warrants exercisable into the Common Stock of the Company at either a fixed or variable priced exercise rate.

         "WES&S" means Logistical Simon, L.L.C., a Delaware limited liability company, and for purposes of Sections 4(b) and 4(d)(i) only and only in the event that WES&S offers to acquire an amount of Refusal Securities, includes Myers; PROVIDED, HOWEVER, that should WES&S and Myers each offer to acquire an amount of Refusal Securities (as defined in Section 4(a) hereof) that is oversubscribed pursuant to such Sections 4(b) and 4(d)(i), the shares to be so purchased shall be allocated to each of WES&S and Myers Pro-Rata based upon the relative number of Securities owned by each entity as of such date.

         "WES&S AFFILIATE" means any Simon Entity or any partnership, limited liability company or corporation that directly or indirectly, through one or more intermediaries, has control of, is controlled by or is under common control with (i) any Simon Entity or (ii) any shareholders, partner or member of a Simon Entity or any such shareholder's, partner's or member's spouse, siblings, children, children's spouses, grandchildren or their spouses or any trusts for the benefit of any of the foregoing.

         "WES&S ACCEPTANCE NOTICE"  has the meaning assigned to such term in
SECTION 4(b).

         "WES&S FUNDING DEFAULT" means a circumstance whereby (i) an OCM Entity and WES&S have entered into a commitment to purchase the Securities of the Company pursuant to a purchase agreement; (ii) WES&S is in breach of its commitment to purchase such Securities; and (iii) an OCM Entity ultimately completes its purchase under such purchase agreement.

         "WES&S OFFER" has the meaning assigned to such term in SECTION 4(c).

         "WES&S PURCHASE DEFAULT" means WES&S is in breach of its purchase obligation under a WES&S Acceptance Notice in connection with certain transfers of the OCM Entity Shares as set forth in SECTION 4.

         "WES&S SHARES" means all the Securities now and hereafter held by WES&S and any WES&S Affiliate.

         "WES&S TRANSFER TERMINATION EVENT" means the first to occur of (i) a Qualified Public Offering, (ii) an OCM Entity Purchase Default, (iii) an OCM Entity Funding Default, (iv) the date on which the OCM Entities, in the aggregate, own less than fifty percent (50%) of the total number of shares held by the OCM Entities as of the Closing Date or (v) May 2, 2002.


         SECTION 2.  PROVISIONS REGARDING TRANSFER.

         (a) GENERAL RESTRICTIONS. So long as this Agreement shall remain in force, none of the Securities may be issued, sold, assigned, transferred, given away or in any way disposed of (any of the foregoing being hereinafter referred to as a "TRANSFER") unless:

              (i) the Person in whose favor such Transfer is made shall deliver to the Company a written acknowledgment that the Securities to be transferred are subject to this Agreement and that such Person and such Person's successors in interest are bound hereby on the same terms as the Transferor of such Securities, but prior to any such Transfer, the Transferor shall give the Company (1) notice describing the manner and circumstances of the proposed Transfer and (2) if reasonably requested by the Company, a written opinion in form and substance reasonably satisfactory to legal counsel of the Company to the effect that the proposed Transfer may be effected without registration under the Securities Act or any applicable state law;

              (ii) such Transfer shall be made in compliance with the provisions of this Agreement, the Employee Stock Purchase Plan and the Management subscription agreements; or

              (iii) such Transfer shall be made pursuant to a public offering registered under the Securities Act and in accordance with applicable state law or pursuant to Rule 144 under the Securities Act.

Any attempted Transfer other than in accordance with this Agreement shall be void, and the Company shall refuse to recognize any such Transfer and shall not reflect on its records any change in record ownership of the Securities pursuant to any such attempted Transfer.


         (b) MECHANICS OF TRANSFER. The closing of any Transfer of Securities (other than pursuant to SECTION 2(a)(iii) above) shall take place at the principal executive offices of the Company. Any Holder who Transfers the Securities shall (i) take all such actions and execute and deliver all such documents as may be necessary or reasonably requested by the Company in order to consummate the Transfer of such Securities and (ii) pay to the Company such amounts as may be required for any applicable stock transfer taxes.

         (c) PLEDGE AND HYPOTHECATION PROHIBITED. Prior to a Qualified Public Offering, no Holder (other than any Persons not a party to this agreement who acquire shares pursuant to a registration statement ("PUBLIC TRANSFEREES")) shall in any manner pledge, hypothecate or encumber, or grant options with respect to, any Securities held by such Holder, unless such Holder obtains the prior (i) written approval of the Executive Committee and (ii) written agreement of the designated assignee or secured party to acknowledge, accept and agree to be bound by the terms of this Agreement.


         SECTION 3. TRANSFERS NOT SUBJECT TO RIGHT OF FIRST REFUSAL. The following Transfers (each a PERMITTED TRANSFER") shall not be subject to the rights of first refusal set forth in SECTION 4 hereof:

         (a) CERTAIN TRANSFERS BY OCM ENTITY. Subject to the restrictions on Transfer set forth in SECTION 2, an OCM Entity or any subsequent holder of the OCM Entity Shares, may Transfer or grant participation in any or all of the OCM Entity Shares to (i) any OCM Affiliate or a TCW Affiliate in connection with an in-kind distribution, (ii) any Person pursuant to a demand or piggyback registration or (iii) any other Person to the extent the aggregate number of OCM Entity Shares so transferred shall not exceed thirty percent (30%) of the aggregate number of OCM Entity Shares purchased by the OCM Entities, in the aggregate, from the Company on the Closing Date and subsequent thereto. Any OCM Entity Shares, or interest therein, so transferred may subsequently be transferred back to an OCM Entity and upon such reacquisition such OCM Entity Shares shall be subject to this Agreement; PROVIDED, HOWEVER, that any OCM Entity Shares so reacquired by an OCM Entity shall not be subject to this Agreement to the extent that an OCM Entity purchased such OCM Entity Shares pursuant to a registration statement or from a Public Transferee.

         (b) CERTAIN TRANSFERS BY WES&S. Subject to the restrictions on Transfer set forth in SECTION 2, WES&S or any subsequent holder of the WES&S Shares, may Transfer or grant participation in any or all of the WES&S Shares to
(i) any Person to the extent that such Transfer would not constitute a Sell-Down Event or (ii) any other Person pursuant to a demand or piggyback registration. Any WES&S Shares, or interest therein, so transferred may subsequently be transferred back to WES&S and upon such reacquisition such WES&S Shares shall be subject to this Agreement; PROVIDED, HOWEVER, that any WES&S Shares so reacquired by WES&S shall not be subject to this Agreement to the extent that WES&S purchased such WES&S Shares pursuant to a registration statement or from a Public Transferee.

         (c) CERTAIN TRANSFERS BY MANAGEMENT, MYERS OR THE BANKS. Each of Management, Myers, or the Banks, may Transfer any or all of their respective shares of Common Stock to any Person in connection with a piggyback registration. Subject to the restrictions on Transfer set forth in SECTION 2, Myers may transfer any or all of his Securities to a Myers Affiliate. Any shares of Common Stock, or interest therein, so transferred by a Holder pursuant to this SECTION 3(c) may subsequently be transferred back to such Holder and upon such reacquisition such shares of Common Stock shall be subject to this Agreement; PROVIDED, HOWEVER, that any shares of Common Stock so reacquired by such Holder shall not be subject to this Agreement to the extent that such Holder purchased such shares of Common Stock pursuant to a registration statement or from a Public Transferee.

         (d) INTER VIVOS TRANSFERS. Any Holder who is a natural person may transfer, by INTER VIVOS Transfer, any or all of his or her Securities to any other natural person who is a Family Member or to a trust primarily for the benefit of such natural person who is a Family Member or such Holder (an "INTER VIVOS TRANSFEREE"); PROVIDED that such Holder retains all voting rights with respect to such Securities, and; PROVIDED, FURTHER, that no Holder who is a natural person may make an INTER VIVOS transfer to any person unless such Holder shall comply with the provisions of SECTION 2. Subject to the restrictions of
SECTION 2, any Securities transferred pursuant to this SECTION 3(d) may subsequently be transferred back to such Holder.


         SECTION 4. RIGHT OF FIRST REFUSAL. Each Holder agrees that, except as provided in SECTIONS 3 AND 5 hereof, such Holder will not transfer any Securities, or any right, title or interest therein, unless such Holder shall have first made the offers to sell set forth in this SECTION 4.

         (a) REFUSAL NOTICE. A Holder that desires in good faith to Transfer any Securities (the "TRANSFEROR") shall deliver a written notice of such intent (the "REFUSAL NOTICE") to each Offeree. The Refusal Notice shall contain (i) a description of the proposed Transfer transaction and the terms thereof including the number and type of Securities (E.G., Common Stock or Warrants) proposed to be transferred (collectively, the "REFUSAL SECURITIES"), (ii) the name of each person to whom or in favor of whom the proposed Transfer is to be made (the "REFUSAL TRANSFEREE") and (iii) a description of the consideration to be received by the Transferor upon Transfer of the Refusal Securities; PROVIDED, HOWEVER, that if any Holder desires to Transfer any Securities pursuant to Rule 144 of the Securities Act, such Holder shall not be required to satisfy subsection (a)(ii) herein. The Refusal Notice shall be accompanied by a copy of the third party written offer (for purposes of this SECTION 4, an executed letter of intent stating the terms of such offer, or incorporating by reference therein a separate summary of terms which shall be deemed a written offer). No offer (covered by this SECTION 4) to Transfer to a Transferee shall be permissible, unless the consideration for the Transfer involved consists solely of cash.

         (b) TRANSFERS BY OCM ENTITY. Prior to an OCM Entity Transfer Termination Event, if an OCM Entity intends in good faith to sell or otherwise Transfer any OCM Entity Shares to any Person, such OCM Entity shall deliver to WES&S, concurrently with the delivery of the Refusal Notice, a written offer to sell (the "OCM ENTITY OFFER") all, but not less than all, of such Refusal Securities which are the subject of the Refusal Notice. Each OCM Entity Offer shall contain the same terms and conditions, and shall be for the same consideration, as described in the Refusal Notice. Within five (5) Business Days after the Refusal Notice is delivered to WES&S, WES&S may, by written notice delivered to such OCM Entity (a "WES&S ACCEPTANCE NOTICE"), accept the offer to acquire all, but not less than all, of the Refusal Securities as described in the Refusal Notice. Transfers of Securities to WES&S pursuant to offers made and accepted in accordance with this SECTION 4 shall occur simultaneously on a Business Day not more than thirty (30) days after the date on which the WES&S Acceptance Notice is delivered to such OCM Entity. If WES&S breaches its obligation to purchase the Refusal Securities which are the subject of the Refusal Notice within thirty (30) days of the date on which the WES&S Acceptance Notice is delivered to such OCM Entity, (i) WES&S shall forfeit (a) any and all future rights of first refusal with respect to the OCM Entity Shares and (b) any and all future rights of first refusal with respect to any proposed Transfer of Securities pursuant to SECTION 4(d) hereof, and (ii) except as provided in SECTION 4(f) hereof such failure shall constitute a WES&S Purchase Default.

         (c) TRANSFERS BY WES&S. Prior to a WES&S Transfer Termination Event, if WES&S intends in good faith to sell or otherwise Transfer any WES&S Shares to any Person, WES&S shall deliver to each OCM Entity, concurrently with the delivery of the Refusal Notice, a written offer to sell (the "WES&S OFFER") all, but not less than all, of such Refusal Securities which are the subject of the Refusal Notice. Each WES&S Offer shall contain the same terms and conditions, and shall be for the same consideration, as described in the Refusal Notice. Within five (5) Business Days after the Refusal Notice is delivered to each OCM Entity, each OCM Entity may, by written notice delivered to WES&S (an "OCM ENTITY ACCEPTANCE NOTICE"), accept the offer to acquire all, but not less than all, of the Refusal Securities as described in the Refusal Notice; PROVIDED HOWEVER, that if each OCM Entity elects to submit an OCM Entity Acceptance Notice, the Securities to be so purchased shall be allocated to each OCM Entity Pro-Rata based upon the relative number of Securities owned by each entity as of such date or on such other basis as may be agreed upon by the OCM Entities. Transfers of Securities to an OCM Entity pursuant to offers made and accepted in accordance with this SECTION 4 shall occur simultaneously on a Business Day not more than thirty (30) days after the date on which the OCM Entity Acceptance Notice is delivered to WES&S. If either OCM Entity breaches its obligation to purchase the Refusal Securities which are the subject of the Refusal Notice within thirty (30) days of the date on which the OCM Entity Acceptance Notice is delivered to WES&S, (i) both OCM Entities shall forfeit (a) any and all future rights of first refusal with respect to the WES&S Shares and (b) any and all future rights of first refusal with respect to any proposed Transfer of Securities pursuant to SECTION 4(d) hereof, and (ii) except as provided in
SECTION 4(f) hereof such failure shall constitute an OCM Entity Purchase
Default.

         (d) TRANSFERS BY HOLDERS. (i) Prior to a Qualified Public Offering (and in the case of Myers, if earlier, May 2, 2002), if any Holder (other than an OCM Entity and WES&S), subject to the transfer restrictions, if any, as set forth in the terms of such Holder's Warrant, intends in good faith to sell or otherwise Transfer any Securities to any Person, such Holder shall deliver to the Company, concurrently with the delivery of the Refusal Notice, a written offer to sell (the "COMPANY OFFER") all, but not less than all, of such Refusal Securities which are the subject of the Refusal Notice; PROVIDED, HOWEVER that if any such Holder intends to Transfer any Securities to the Company pursuant to the terms of such Holder's employment or subscription agreement, such Holder shall not be required to deliver a Refusal Notice pursuant to this subsection
(d). Each Company Offer shall contain the same terms and conditions, and shall be for the same cash consideration, as described in the Refusal Notice. Within five (5) Business Days after the Refusal Notice is delivered to the Company, the Company may, by written notice delivered to such proposed Transferor (a "COMPANY ACCEPTANCE NOTICE"), accept the offer to acquire all, but not less than all, of the Refusal Securities as described in the Refusal Notice. If the Company does not return the Company Acceptance Notice within the required five (5) Business Day period, the proposed Transferor shall deliver to each OCM Entity and WES&S, concurrently with the delivery of a Refusal Notice ("RE-OFFER NOTICE") a written offer to sell (the "RE-OFFER") all but not less than all of such Refusal Securities which are the subject of the Refusal Notice; PROVIDED, HOWEVER, that the proposed Transferor shall not be obligated to deliver a Re-Offer Notice to an OCM Entity or WES&S to the extent that their respective rights of first refusal have expired as set forth in SECTIONS 4(b) AND (c) hereof. Within five
(5) Business Days after the Re-Offer Notice is delivered to each OCM Entity and WES&S, each OCM Entity and WES&S may, by written notice delivered to such proposed Transferor (a "RE-OFFER ACCEPTANCE NOTICE"), accept the offer to acquire all, but not less than all, of the Refusal Securities as described in the Re-Offer Notice. Each of the Company, each OCM Entity and WES&S, as applicable, shall be required to complete the purchase of the Refusal Securities which are the subject of the applicable acceptance notice referred to in this
SECTION 4(d)(i) within thirty (30) days of receipt of the applicable acceptance notice by the proposed Transferor. If more than one of WES&S and the OCM Entities elect to submit a Re-Offer Acceptance Notice, the Securities to be so purchased shall be allocated to each entity which has submitted a Re-Offer Acceptance Notice Pro-Rata based upon the relative number of Securities owned by each such entity as of such date.

         (ii) Prior to complying with SECTION 4(d)(i) above, if any of Douglas Cruikshank, Ronald S. Cruse, Steve Hitchcock, Paul D. Smith or Abe Ranish (collectively, the "MATRIX HOLDERS"), intends in good faith to sell or otherwise Transfer any Securities to any Person (other than any Transfers made pursuant to a put or call as set forth in any subscription agreement or employment agreement between each of the Matrix Holders and the Company or any of its Subsidiaries), such Transferor shall deliver to the nontransferring Matrix Holders, concurrently with the delivery of the Refusal Notice, a written offer to sell (the "MATRIX OFFER") all, but not less than all, of such Refusal Securities which are the subject of the Refusal Notice; PROVIDED, HOWEVER, that a nontransferring Matrix Holder shall only be entitled to receive notice hereunder as long as such nontransferring Matrix Holder is an employee of Matrix International Logistics, Inc., a Delaware corporation. Each Matrix Offer shall contain the same terms and conditions, and shall be for the same cash consideration, as described in the Refusal Notice. Within five (5) Business Days after the Refusal Notice is delivered to the nontransferring Matrix Holders, any or all of the nontransferring Matrix Holders may, by written notice delivered to such proposed Transferor (a "MATRIX ACCEPTANCE NOTICE"), accept the offer to acquire all, but not less than all, of the Refusal Securities as described in the Refusal Notice offered to such nontransferring Matrix Holder. If more than one nontransferring Matrix Holder elects to submit a Matrix Acceptance Notice, the Securities to be so purchased shall be allocated to each Person which has submitted a Matrix Acceptance Notice Pro-Rata based upon the relative number of Securities owned by each such Matrix Holder as of such date. Each of the Matrix Holders, as applicable, shall be required to complete the purchase of the Refusal Securities which are the subject of the applicable acceptance notice referred to in this SECTION 4(d)(ii) within thirty (30) days of receipt of the applicable acceptance notice by the proposed Transferor. If none of the nontransferring Matrix Holders return the Matrix Acceptance Notice within the required five (5) Business Day period, the proposed Transferor shall nevertheless be obligated to comply with the notice and offer provisions of SECTION 4(d)(i) prior to a proposed Transfer to any Person.

         (e) ELECTION OF TRANSFEROR. In the event that an Offeree does not agree to purchase all of the Refusal Securities offered for sale to such Offeree by a Transferor, such Transferor has the right at such Transferor's election to
(i) transfer the Refusal Securities to a third party in accordance with the terms of SECTION 4(F) below.

         (f)  TRANSFERS TO THIRD PARTIES.  If the Transfer of Refusal
Securities to an Offeree is not completed within the period set forth in SECTIONS 4(b), (c) OR (d), as applicable, then such Transferor has the right to complete a sale transaction with a third party; PROVIDED, that the consideration received by such Transferor in respect of any such Transfer is not less than the consideration proposed by the Refusal Notice. Notwithstanding any forfeiture of future refusal rights as set forth in SECTIONS 4(b) AND (c), if such Transfer transaction with a third party is not completed within ninety (90) days of the date the Refusal Notice is received by each OCM Entity, WES&S or the Company, as the case may be, then each OCM Entity, WES&S or the Company, as the case may be, shall have the rights of first refusal with respect to any subsequent proposed sale of Securities covered by this SECTION 4.

         (g) TRANSFER OF SHARES. Transfers of Securities pursuant to offers made and accepted in accordance with this SECTION 4 shall be made subject to and in accordance with SECTION 2. Any Transfer made in violation of this SECTION 4 shall be void and of no force and effect.

         SECTION 5. PREEMPTIVE RIGHTS. If the Company issues any Common Stock or securities convertible into Common Stock, or any right, title or interest therein to any Person, then the Company shall make the offer to sell pursuant to, and otherwise comply with the requirements set forth in this SECTION 5. Notwithstanding the foregoing, the Company may Transfer Common Stock or securities convertible into Common Stock, and any right, title or interest therein without making the offer to sell as set forth in this SECTION 5 in connection with (i) a Public Offering, (ii) the issuance of shares of Common Stock in connection with the exercise of any Warrants, (iii) the issuance of Securities to certain employees, executive officers and directors of the Company pursuant to any stock option plan or stock purchase plan approved by the Board of Directors and (iv) the issuance of Securities to any employee, director or officer of the Company or any of its Subsidiaries. Notwithstanding the foregoing, any rights or obligations pursuant to this SECTION 5 shall terminate no later than the date of an Initial Public Offering. The rights in this
SECTION 5 shall not inure to the benefit of Myers with respect to any Warrants owned by Myers or any transferee therefrom.

         (a) COMPANY TRANSFER NOTICE. If the Company desires in good faith to Transfer Common Stock or securities convertible into Common Stock, the Company shall deliver a written notice of the proposed Transfer (the "COMPANY TRANSFER NOTICE") to each Holder that in the reasonable judgment of the Company is an Accredited Investor, or who can provide the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that the Company Transfer Securities (as defined below) may be sold to such Holder without registration under the Securities Act (each an "ACCREDITED OFFEREE"). The Company Transfer Notice shall contain a description of the proposed transaction and the terms thereof including the number of Securities and type of Securities proposed to be transferred (collectively, the "COMPANY TRANSFER SECURITIES"), the name of each person to whom or in favor of whom the proposed Transfer is to be made (the "COMPANY TRANSFEREE"), and a description of the consideration to be received by the Company upon Transfer of the Company Transfer Securities. On a day which is not earlier than the ten (10) days following delivery of the Company Transfer Notice and after having received the requisite approval from the Board of Directors, the Company may issue the Company Transfer Securities to the Company Transferee on the terms set forth in the Company Transfer Notice.

         (b) TERMS OF OFFER. Upon completion of the issuance of the Company Transfer Securities referred to in SUBSECTION (a) above, the Company shall deliver to each Holder a written offer to sell (the "OFFER TO SELL") a Pro-Rata portion of an equivalent number of the Company Transfer Securities based upon such Holder's holdings of Securities. The Offer to Sell shall be on the same terms and conditions, and shall be for cash. If the consideration described in the Company Transfer Notice is for something other than cash, the purchase price paid by each Holder for shares purchased pursuant to this SUBSECTION (b) shall be in cash at the Trading Price (or if no trading price is available, then the Fair Market Value) of such Securities determined as of the issue date of the Company Transfer Securities.

         (c) ACCEPTANCE OF OFFER. Within thirty (30) days after receipt of an Offer to Sell, any Accredited Offeree may, by written notice delivered to the Company, accept the Offer to Sell in whole or in part.

         (d) ADDITIONAL OFFER. If, within the thirty (30) day period specified in SECTION 5(c), the Accredited Offerees do not agree to purchase all of the Company Transfer Securities offered pursuant to the initial Offers to Sell, the Company shall make an additional offer to sell the remainder of the Company Transfer Securities (the "ADDITIONAL OFFER") proportionately to the Holders who accepted in whole their respective initial Offers to Sell. The Additional Offer shall be made within five (5) days after expiration of the initial thirty (30) day period, and may be accepted, in whole or in part, by written notice delivered to the Company within ten (10) days after receipt. Notwithstanding any other provision of this SECTION 5, the Accredited Offerees may permit, by written agreement signed by each Accredited Offeree, any Accredited Offeree to purchase more or less than such Accredited Offeree's Pro Rata portion of the Company Transfer Securities.

         (e) TRANSFER OF SHARES. Transfers of Securities pursuant to offers made and accepted in accordance with this SECTION 5 or to a Company Transferee shall occur simultaneously on a Business Day not more than thirty (30) days after the last date on which any offer made in accordance with this SECTION 5 could have been accepted. Each such Transfer shall be made in accordance with SECTIONS 2(a) AND (b) hereof.


         SECTION 6. DRAG-ALONG. Prior to a Qualified Public Offering, the following drag-along rights shall be available:

         (a) QUALIFIED SALE. If (i) the Company agrees to be sold, merged or liquidated pursuant to a Qualified Sale and (ii) such Qualified Sale is approved by more than eighty percent (80%) of the outstanding shares of Common Stock entitled to vote on such transaction, then all Holders (other than Public

Transferees), shall be deemed to have consented to such Qualified Sale and shall execute such documents to confirm such consent.

         (b) STOCK SALE. If the Holders holding shares in excess of eighty percent (80%) of the issued and outstanding Common Stock (the "SELLING HOLDERS") elect to sell such shares of Common Stock to a third party (other than an OCM Entity, WES&S, an OCM Affiliate, a TCW Affiliate or a WES&S Affiliate) (the "ACQUIROR"), then the Acquiror shall have the right, at its option, to purchase from the Holders other than the Selling Holders and any Public Transferees (the "NON-SELLING HOLDERS"), the same Pro-Rata portion of Securities as is being acquired from the Selling Holders at the same price per Security, with the same form of consideration and upon the same terms and conditions as set forth in the Transfer Notice (as defined below); PROVIDED, HOWEVER, that the price paid to any warrantholder shall be the price paid by the Acquiror for each share of Common Stock less any exercise price payable by such warrantholder. To exercise this drag-along right, the Selling Holders shall provide written notice to each Non-Selling Holder twenty (20) days prior to any such Transfer of Common Stock (a "TRANSFER NOTICE") explaining the terms of such offer and identifying the name and address of the Acquiror. If the Acquiror has exercised its right to purchase a portion, but not all, of the Securities owned by the Non-Selling Holders, then such Acquiror shall purchase a Pro Rata portion of the Securities from each such Non-Selling Holder.


         SECTION 7. TAG-ALONG. Prior to a Qualified Public Offering, if Holders (other than Public Transferees) holding shares in excess of seventy-five percent (75%) of the issued and outstanding Common Stock (the "SELLING HOLDERS") elect to sell, dispose of or otherwise Transfer such shares of Common Stock to a third party (other than an OCM Entity, WES&S, an OCM Affiliate, a TCW Affiliate or a WES&S Affiliate)(the "ACQUIROR"), then, at least twenty (20) days prior to any such Transfer by the Selling Holders of any Common Stock, the Selling Holders shall provide to each Holder other than a Selling Holder and Public Transferee (a "NON-SELLING HOLDER") a written notice (a "TRANSFER NOTICE") explaining the terms of such transfer and identifying the name and address of the potential Acquiror. Upon receipt of such Transfer Notice, each such Non-Selling Holder shall have the right, upon delivery of a written request to the Selling Holders within twenty (20) days of the date the Transfer Notice is received by such Non-Selling Holder, to cause the potential Acquiror to purchase from such Non-Selling Holder a Pro-Rata portion of the Securities which are proposed to be sold by the Selling Holders (on a fully-diluted basis) in the Transfer Notice at the same price and on the same terms and conditions contained in the Transfer Notice delivered in connection with such proposed transaction; PROVIDED, HOWEVER, that the price paid to any warrantholder shall be the price paid by the Acquiror for each share of Common Stock less any exercise price payable by such warrantholder.


         SECTION 8.  BOARD OF DIRECTORS. (a) PRE-VOTING TERMINATION EVENT
BOARD. Prior to the first to occur of (i) an Initial Public Offering, (ii) a Sell-Down Event, (iii) a WES&S Purchase Default, (iv) a WES&S Funding Default,
(v) a Financial Default Disagreement, (vi) an OCM Entity Purchase Default,
(vii) an OCM Entity Funding Default or (viii) May 2, 2002 (in each case a "VOTING TERMINATION EVENT"), the Board of Directors shall at all times consist of eight (8) members. Each Holder of Securities hereby agrees to cause all such Securities that are entitled to vote and are registered in the name of such Holder to be voted, and will otherwise take or cause to be taken all such other action as may be necessary, so that the Board of Directors of the Company shall at all times, until a Voting Termination Event, consist of eight (8) members, of which two (2) members shall be designated by OCM (an "OCM DIRECTOR"), one (1) member shall be designated by TCW (a "TCW DIRECTOR"), three (3) members shall designated by WES&S (a "WES&S DIRECTOR"), one (1) member shall be the Chief Executive Officer of the Company and one (1) member shall be William E. Myers, Jr.

         (b) POST-VOTING TERMINATION EVENT BOARD. Upon a Voting Termination Event that is not caused by an Initial Public Offering, the Board of Directors of the Company shall at all times consist of at least five (5) members or such greater number that shall be needed to satisfy the terms of this SECTION 8(b). Each Holder of Securities hereby agrees to cause all such Securities that are entitled to vote and are registered in the name of such Holder to be voted, and will otherwise take or cause to be taken all such other action as may be necessary, so that the Board of Directors shall at all times, after a Voting Termination Event that is not caused by an Initial Public Offering, consist of:
(a) (i) a majority of Board of Directors seats designated by an OCM Entity, PROVIDED, that the combined holdings of the OCM Entities are fifty percent (50%) or more of the voting stock and the Voting Termination Event is due to an event other than an OCM Entity Funding Default or an OCM Entity Purchase Default,
(ii) one (1) Board of Directors seat less than a majority designated by an OCM Entity, PROVIDED, that either (x) the combined holdings of the OCM Entities are at least twenty-five percent (25%) but less than fifty percent (50%) of the voting stock or (y) the combined holdings of the OCM Entities are fifty percent (50%) or more of the voting stock and the Voting Termination Event is due solely to an OCM Entity Funding Default or an OCM Entity Purchase Default, or (iii) one
(1) Board of Directors
seat designated by an OCM Entity, PROVIDED, that the combined holdings of the OCM Entities are at least ten percent (10%) but less than twenty-five (25%) of the voting stock (in each case, an "OCM ENTITY TERMINATION DIRECTOR"); (b) one
(1) Board of Directors seat to be the Chief Executive Officer; (c) one (1) Board of Directors seat to be William E. Myers Jr. and (d) the remainder of the board seats to be designated by WES&S (a "WES&S TERMINATION DIRECTOR"); PROVIDED, that in no event shall WES&S designate less than one (1) Board of Directors seat.

         (c) INITIAL BOARD OF DIRECTORS. The Board of Directors, as of the Closing Date, shall consist of the following members:

         Stephen A. Kaplan        (TCW Director)

         Vincent J. Cebula        (OCM Director)
                                  (OCM Executive Director)

         Richard J. Goldstein     (OCM Director)

         William E. Simon, Jr.    (WES&S Director)

         Michael B. Lenard        (WES&S Director)
                                  (WES&S Executive Director)

         Conor T. Mullett         (WES&S Director)

         Roger E. Payton          (Chief Executive Officer)

         William E. Myers, Jr.    (an individual)


each of whom shall hold office for a term of one (1) year until the next annual or special meeting of Holders called for the purpose of electing directors as provided in SECTION 8(a) AND (b) of this Agreement or in the Bylaws. Notwithstanding the foregoing designation, upon a Voting Termination Event that is not caused by an Initial Public Offering, the directors designated in this
SECTION 8(c) shall be subject to removal and redesignation as set forth in
SECTION 8(b) hereof.

         (d)  FILLING VACANCIES, ETC.   At any time a vacancy is created on the
Board by the death, removal (with or without cause) or resignation of any one of the Directors, no action shall be taken by the Board until the Board is reconstituted with the appropriate number of directors. Only OCM or an OCM Affiliate shall have the right to remove an OCM Director or an OCM Entity Termination Director appointed by OCM, or to fill a vacancy caused by the resignation, removal (with or without cause) or death of such OCM Director or OCM Entity Termination Director. Only TCW or a TCW Affiliate shall have the right to remove a TCW Director or an OCM Entity Termination Director appointed by TCW, or to fill a vacancy caused by the resignation, removal (with or without cause) or death of such TCW Director or OCM Entity Termination Director. Only WES&S shall have the right to remove a WES&S Director or to fill a vacancy caused by the resignation, removal (with or without cause) or death of such WES&S Director or WES&S Termination Director. For all other vacancies, the remaining directors shall meet in person or by telephone for the purpose of approving and appointing a director in accordance with the provisions set forth in SECTIONS 8(a) AND (b) hereof or in the By-Laws.

         (e) COMPENSATION; LIABILITY COVERAGE. William E. Myers, Jr. and any directors who are employees of OCM, TCW or WES&S shall not be entitled to compensation (other than reimbursement of reasonable out-of-pocket expenses incurred in connection with board meetings or director-related activities); PROVIDED HOWEVER, that if directors who are either employees of the Company or are newly admitted directors after the Closing Date receive additional compensation in their capacity as directors, then such OCM Directors, TCW Director, WES&S Directors, William E. Myers, Jr., OCM Entity Termination Directors or WES&S Termination Directors shall be entitled to receive an equivalent consideration. Within sixty (60) days of the Closing Date, the Company shall secure for the benefit of all Directors and Officers liability coverage from a reputable insurer selected by the Company with coverages which are not less than Five Million Dollars ($5,000,000) and deductibles which are customary for companies of comparable size. If the Company shall ever fail to pay when due any premium or other charge with respect to such insurance coverage, or otherwise fail to renew such coverage, any Holder may pay such premium or charge, or renew such coverage, and the Company shall promptly reimburse such Holder.

         (f) ADDITIONAL OCM ENTITY RIGHTS. So long as an OCM Entity owns any Common Stock:

              (i) OCM, TCW, any such OCM Affiliate or TCW Affiliate, or any designated representative on behalf of such OCM Affiliate or TCW Affiliate
    (1) shall be entitled to discuss the business operations, properties and financial and other conditions of the Company with any authorized officer, employee, agent, representative, director or independent accountant of the Company and, upon reasonable notice to the Company, any such authorized officer, agent, representative, director or independent accountant of any Subsidiary of the Company, (2) shall be entitled to submit proposals or suggestions to the Company's management from time to time with the requirement that the management of the Company and, upon reasonable notice to the Company, management of any Subsidiary of the Company shall discuss such proposals or suggestions with OCM, TCW, any such OCM Affiliate or TCW Affiliate, or any designated representative on behalf of each OCM, TCW, any such OCM Affiliate or TCW Affiliate within a reasonable period after such submission, and (3) shall be entitled to call a meeting with the management of the Company and, upon reasonable notice to the Company, management of any Subsidiary of the Company at reasonable times and on reasonable notice in order to discuss such proposals or suggestions or for other purposes.

              (ii) OCM, TCW, any such OCM Affiliate or TCW Affiliate, or any designated representative on behalf of OCM, TCW, or such OCM Affiliate or TCW Affiliate, shall be entitled to examine and make abstracts from the books and records, operating reports, budgets and other financial reports of the Company as are available to the management of the Company, to visit and inspect the facilities of the Company and, upon reasonable notice to the Company, the facilities of any Subsidiary of the Company and to reasonably request information all at reasonable times and intervals (and on reasonable notice to the Company) concerning the general status of financial condition and operations of the Company.

              (iii) Upon request, OCM, TCW, any such OCM Affiliate or TCW Affiliate, or any designated representative on behalf of OCM, TCW or such OCM Affiliate or TCW Affiliate, shall be entitled to receive, when available, copies of (1) financial statements, forecasts and projections provided to or approved by the Board of Directors of the Company and/or (2) such other business or financial data as OCM, TCW, any such OCM Affiliate or TCW Affiliate, or any designated representative on behalf of OCM, TCW or such OCM Affiliate or TCW Affiliate, may reasonably request.

              (iv) each of OCM and TCW will hold, and will use its best efforts to cause the OCM Affiliates and the TCW Affiliates, as applicable, to hold, in strict confidence from any Person (other than any such Affiliate or Person who has provided, or who is considering providing, financing to the Company or purchasing securities of the Company from OCM or an OCM Affiliate), unless (i) compelled to disclose by judicial or administrative process or by other requirements of law or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the Company furnished to it by the Company in connection with this SECTION 8(f), except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential.

         (g) NONTRANSFERABILITY. Notwithstanding any other provision of this Agreement to the contrary, the rights of OCM, TCW, WES&S and William E. Myers, Jr. pursuant to this SECTION 8 shall not be transferable to any transferee; PROVIDED, HOWEVER, that each of OCM, TCW and WES&S may transfer their rights pursuant to this SECTION 8 to an OCM Affiliate, a TCW Affiliate or a WES&S Affiliate, respectively.

         (h)  VOTING AGREEMENT.  All parties to this Agreement agree that this
SECTION 8 shall constitute a voting agreement within the meaning of Section 218 of the Delaware General Corporation Law and, subject to the other express terms of this Agreement, shall be of the maximum duration permitted under the Delaware General Corporation Law.


         SECTION 9. CORPORATE GOVERNANCE. (a) BOARD VOTING; MANAGEMENT. Prior to a Voting Termination Event and except with respect to the daily affairs and operations of the Company arising in the ordinary course of business, which affairs shall be attended to by the officers of the Company under the ultimate direction of the Board of Directors, no action shall be taken, securities issued, monies borrowed, sum expended, decision made or obligation incurred by or on behalf of the Company or any of its Subsidiaries with respect to any matter, unless approved by at least six (6) Directors or as set forth in SECTION 9(b) below.

         (b)EXECUTIVE COMMITTEE. Prior to a Voting Termination Event, an Executive Committee (the "EXECUTIVE COMMITTEE") consisting of three (3) members of the Board of Directors shall be authorized to take any action on behalf of the Board of Directors (in between meetings of the Board of Directors) upon the unanimous approval of such Executive Committee, including, without limitation, the declaration of dividends, the issuance of shares of capital stock or any other equity or debt security, or option or security convertible into equity or debt securities, of the Company, and the adoption of a certificate of ownership and merger pursuant to Section 253 of the Delaware General

Corporation Law. Each of OCM and WES&S shall designate one (1) OCM Director (an "OCM EXECUTIVE DIRECTOR") and one (1) WES&S Director (a "WES&S EXECUTIVE DIRECTOR"), respectively, to sit on the Executive Committee; and the third member of the Executive Committee shall be the Chief Executive Officer of the Company. Only OCM shall have the right to remove (with or without cause) an OCM Executive Director or to fill a vacancy caused by the resignation, removal or death of such OCM Executive Director. Only WES&S shall have the right to remove (with or without cause) a WES&S Executive Director or to fill a vacancy caused by the resignation, removal or death of such WES&S Executive Director.

         (c) AUDIT AND COMPENSATION COMMITTEES. The Board of Directors may, by resolution passed by a majority of the total number of directors which the Company would at the time have if there were no vacancies, designate an audit committee of the Board of Directors (the "AUDIT COMMITTEE"), which shall be responsible for reviewing the scope of the Company's independent auditors' examination of the Company's financial statements and receiving and reviewing their reports, and a compensation committee of the Board of Directors (the "COMPENSATION COMMITTEE"), which shall be responsible and have authority for determining the Company's policies with respect to the nature and amount of all compensation to be paid to the Company's executive officers and administering the Company's benefit plans and shall also have the authority to issue shares of capital stock or any other equity or debt security, or option or security convertible into equity or debt securities, of the Company. Prior to a Voting Termination Event each of the Audit Committee and the Compensation Committee shall consist of two members, one of whom shall be an OCM Director that is designated for membership on such committee by OCM and one of whom shall be a WES&S Director that is designated for membership on such committee by WES&S. Only OCM shall have the right to remove an OCM Director who is a member of the Audit Committee or Compensation Committee or to fill a vacancy on the Audit Committee or Compensation Committee caused by the resignation, removal or death of such OCM Director. Only WES&S shall have the right to remove a WES&S Director who is a member of the Audit Committee or Compensation Committee or to fill a vacancy on the Audit Committee or Compensation Committee caused by the resignation, removal or death of such WES&S Director.

         (d) SHAREHOLDER VOTING. Prior to a Voting Termination Event, all such actions taken by, in the name of or on behalf of the holders of Common Stock shall require an affirmative vote of the holders representing at least eighty percent (80%) of the issued and outstanding shares entitled to vote. Upon a Voting Termination Event, all such actions taken by, in the name of or on behalf of the holders of Common Stock shall require an affirmative vote of a majority of the issued and outstanding shares entitled to vote.


         SECTION 10.  CERTIFICATES.

         (a) RESTRICTIVE ENDORSEMENTS. Each certificate evidencing any Securities shall bear a legend in substantially the following form:

    "The [shares][warrant] evidenced by this certificate [and the shares of Common Stock into which any Warrant represented hereby is convertible] are subject to that certain [a Warrant, dated as of _________,] [Subscription Agreement, dated as of _________,] [Employee Stock Purchase Plan, dated as of ________,] a Stockholders Agreement, dated as of ________, and Registration Rights Agreement, dated as of ___________ copies of which are on file at the principal office of the Company and will be furnished to the holder on request to the Secretary of the Company. Such [Warrant,] [Subscription Agreement] [Employee Stock Purchase Plan] Stockholders Agreement and Registration Rights Agreement provide, among other things, for certain restrictions on voting, sale, transfer, pledge, hypothecation or other disposition of the (securities) [warrant] evidenced by this certificate [and the shares of Common Stock purchasable upon exercise of the warrant] and that such securities may be subject to purchase by the Company as well as certain other persons upon the occurrence of certain events. Any issuance, sale, assignment, transfer or other disposition of the securities evidenced by this certificate to persons who are not party to such Stockholders Agreement shall be null and void."

    In addition, unless counsel to the Company has advised the Company that such legend is no longer needed, each certificate evidencing the Securities shall bear a legend in substantially the following form:

    "The securities [warrant] evidenced by this certificate [and the shares of common stock purchasable upon exercise of the warrant] have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities
    [warrant] may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the Company such registration and qualification are not required."

         (b) REPLACEMENT CERTIFICATES. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Securities, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, upon surrender and cancellation of such certificate or receipt of such indemnity, the Company will execute, register and deliver a new certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated certificate.


         SECTION 11. REPRESENTATIONS. Each Holder represents that such Holder is the record and beneficial owner of the number of issued and outstanding Securities appearing opposite such Holder's name in Exhibit A attached hereto, free and clear of any option, lien, encumbrance or charge of any kind whatsoever.


         SECTION 12. EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce such provisions.


         SECTION 13.  MISCELLANEOUS.

         (a) NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

              (i) (A) if to the Company, at

              330 S. Mannheim Road, Ste. 200
              Hillside, IL  60612
              Facsimile No.:  (708) 547-4524
              Attention: Chief Executive Officer

                   (B) with copies to OCM, TCW and WES&S, at the respective
              addresses set forth below

              (ii) if to TCW or OCM, at

              TCW Special Credits Fund V - The Principal Fund
              C/O Oaktree Capital Management, LLC
              555 South Hope St., 22nd Floor
              Los Angeles, CA  90071
              Facsimile No.: (213) 694-1593
              Attention: Vincent J. Cebula

              OCM Principal Opportunities Fund, L.P.
              C/O Oaktree Capital Management, LLC
              555 South Hope St., 22nd Floor
              Los Angeles, CA  90071
              Facsimile No.: (213) 694-1593
              Attention: Vincent J. Cebula

              with copies to:

              Oaktree Capital Management, LLC
              550 South Hope Street
              22nd Floor
              Los Angeles, California  90071
              Facsimile No.: (213) 694-1599
              Attention:  Kenneth Liang, Esq.

              Milbank, Tweed, Hadley & McCloy
              601 South Figueroa Street
              30th Floor
              Los Angeles, California  90017
              Facsimile No.: (213) 629-5063
              Attention:  Eric H. Schunk, Esq.

              (iii) if to WES&S, at

              William Simon & Sons, LLC
              10990 Wilshire Blvd., Suite 1750
              Los Angeles, CA  90024
              Facsimile No.: (310) 575-3258
              Attention: Michael Lenard

              with copies to:

              Latham & Watkins
              633 West Fifth Street
              Suite 4000
              Los Angeles, California 90071-2007
              Facsimile No.: (213) 891-6763
              Attention:  Paul D. Tosetti, Esq.

              (iv) if to any other Person who is the registered holder of any Securities to the address for the purpose of such holder as it appears in the stock ledger of the Company.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

         (b) WAIVER. No failure or delay on the part of the parties or any of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties or any of them shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or any of them would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties or any of them to take any other or further action in any circumstances without notice or demand.

         (c) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (d) GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws.

         (e) FILING. A copy of this Agreement and of all amendments hereto shall be filed at the principal office of the Company.

         (f) AMENDMENT OR TERMINATION. Prior to a Voting Termination Event, this Agreement may be amended or terminated at any time only by an instrument in writing signed by the Company and the Holders beneficially owning at least eighty percent (80%) of the issued and outstanding Common Stock. Upon a Voting Termination Event, this Agreement may be amended or terminated at any time by an instrument in writing signed by the Company and the Holders beneficially owning a majority of the issued and outstanding shares entitled to vote. Notwithstanding the foregoing, (i) no amendment or modification to SECTION 8 OR 9 hereof may be made without the consent of the Holders beneficially owning ninety percent (90%) of the issued and outstanding Common Stock and (ii) upon receiving the unanimous written consent of each of the OCM Entities and WES&S, the Company may (a) add new Holders to this Agreement by attaching a supplemental signature page dated as of the date of execution and (b) amend Exhibits A and B.

         (g) BENEFIT AND BINDING EFFECT. Except as otherwise provided in this Agreement, no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void. Subject to compliance with the terms of this Agreement regarding Transfer of Securities, this Agreement shall be binding upon and inure to the benefit of the parties and their executors, administrators, personal representatives, heirs, successors and permitted assigns. Except as set forth in this SUBSECTION (g), this Agreement does not create and shall not be construed as creating any rights enforceable by any Person not a party hereto.

         (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Stockholders Agreement as of the day and year first above written.

The Company:                 INTERNATIONAL LOGISTICS LIMITED


                             By:  /s/ ROGER E. PAYTON
                                  -------------------
                                  Roger E. Payton
                                  President and
                                  Chief Executive Officer

Holders:                     TCW SPECIAL CREDITS FUND V - THE
                               PRINCIPAL FUND

                             By:   TCW ASSET MANAGEMENT COMPANY,
                                    its General Partner

                             By:  /s/ STEPHEN A. KAPLAN
                                  ---------------------
                                  Stephen A. Kaplan
                                  Authorized Signatory

                             By:  /s/ VINCENT J. CEBULA
                                  ---------------------
                                  Vincent J. Cebula
                                  Authorized Signatory

                             OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                             By:   OAKTREE CAPITAL MANAGEMENT, LLC,
                                    its General Partner

                             By:  /s/ STEPHEN A. KAPLAN
                                  ---------------------
                                  Stephen A. Kaplan
                                  Principal

                             By:  /s/ VINCENT J. CEBULA
                                  ---------------------
                                  Vincent J. Cebula
                                  Managing Director

                             LOGISTICAL SIMON, L.L.C.

                             By:  WESINVEST, Inc.
                                    its Manager

                             By:  /s/ MICHAEL B. LENARD
                                  ---------------------
                                  Michael B. Lenard
                                  President


                              [signature page continues]

                             ING CAPITAL (U.S.) CORPORATION

                             By:  /s/
                                  -------------------
                                  Name:
                                  Title:

                             BANQUE PARIBAS


                             By:  /s/ STEVEN M HEINEN
                                  -------------------
                                  Name: Steven M. Heinen
                                  Title: Director


                             PARIBAS NORTH AMERICA, INC.

                             By:  /s/ JOHN G. MARTINEZ
                                  --------------------
                                  Name: John G. Martinez
                                  Title: Financial Controller

                             /s/ ROGER E. PAYTON
                             -------------------
                             Roger E. Payton, as an individual

                             /s/ GARY S. HOLTER
                             ---------------
                             Gary Holter, as an individual

                             /s/ LARRY MARZULLO
                             ------------------
                             Larry Marzullo, as an individual


                             /s/ WILLIAM E. MYERS, JR.
                             -------------------------
                             William E. Myers, Jr., as an individual


                             /s/ KURT KAMM
                             -------------
                             Kurt Kamm, as an individual


                               /s/ William Kidd
                             ----------------------------------
                             William Kidd, as an individual


                               /s/ David W.M. Harvey
                             ----------------------------------
                             David W.M. Harvey, as an individual


                              [signature page continues]

                               /s/ Brian E. Sanderson
                             ---------------------------------------
                             Brian E. Sanderson, as an individual


                               /s/ Edward R. Mandell
                             ---------------------------------------
                             Edward R. Mandell, as an individual


                               /s/ Kenneth S. Ogden
                             ---------------------------------------
                             Kenneth S. Ogden, as an individual


                               /s/ James L. Mazzuca
                             ---------------------------------------
                             James L. Mazzuca, as an individual


                               /s/ Mark Lundgren
                             ---------------------------------------
                             Mark Lundgren, as an individual


                               /s/ Paul Stone
                             ---------------------------------------
                             Paul Stone, as an individual


                               /s/ Christine Stone
                             ---------------------------------------
                             Christine Stone, as an individual


                               /s/ Douglas Cruikshank
                             ---------------------------------------
                             Douglas Cruikshank, as an individual


                               /S/ Ronald S. Cruse
                             ---------------------------------------
                             Ronald S. Cruse, as an individual


                               /s/ Steve Hitchcock
                             ---------------------------------------
                             Steve Hitchcock, as an individual


                               /s/ Paul D. Smith
                             ---------------------------------------
                             Paul D. Smith, as an individual


                               /s/ Abe Ranish
                             ---------------------------------------
                             Abe Ranish, as an individual


                               /s/ Luis Solis
                             ---------------------------------------
                             Luis Solis, an individual


                              [signature page continues]

                               /s/ Larry Tieman
                             ---------------------------------------
                             Larry Tieman, an individual


                               /s/ Joe Monaghan
                             ---------------------------------------
                             Joe Monaghan, an individual


                               /s/ Ben Cassell
                             ---------------------------------------
                             Ben Cassell, an individual


                               /s/ Randy Valentino
                             ---------------------------------------
                             Randy Valentino, an individual


                               /s/ Diego Hidalgo
                             ---------------------------------------
                             Diego Hidalgo, an individual


                               /s/ Louis Mitchell
                             ---------------------------------------
                             Louis Mitchell, an individual


                               /s/ Sam Schotsky
                             ---------------------------------------
                             Sam Schotsky, an individual


                               /s/ Dave Martin
                             ---------------------------------------
                             Dave Martin, an individual


                               /s/ Russ Krueger
                             ---------------------------------------
                             Russ Krueger, an individual


                               /s/ Ove Anderson
                             ---------------------------------------
                             Ove Anderson, an individual


                               /s/ Jim Bruder
                             ---------------------------------------
                             Jim Bruder, an individual


                               /s/ Peter Schwerdt
                             ---------------------------------------
                             Peter Schwerdt, an individual


                               /s/ Ron Evinou
                             ---------------------------------------
                             Ron Evinou, an individual

                               /s/ Bruno Setz
                             ---------------------------------------
                             Bruno Setz, an individual


                               /S/ Manoutchehr Ardalan
                             ---------------------------------------
                             Manoutchehr Ardalan, an individual


                               /s/ J.G. Birrell
                             ---------------------------------------
                             J.G. Birrell, an individual


                               /s/ Donald D. Branson
                             ---------------------------------------
                             Donald D. Branson, an individual


                               /s/ John Connolly
                             ---------------------------------------
                             John Connolly, an individual


                               /s/ Robert J. Fruchterman
                             ---------------------------------------
                             Robert J. Fruchterman, an individual


                               /s/ Deborah A. MacDougall
                             ---------------------------------------
                             Deborah A. MacDougall, an individual


                               /s/ Mitchell J. Martin
                             ---------------------------------------
                             Mitchell J. Martin, an individual


                               /s/ Christian E. Meyer
                             ---------------------------------------
                             Christian E. Meyer, an individual


                               /s/ Stephen J. Zimmer
                             ---------------------------------------
                             Stephen J. Zimmer, an individual


                               /s/ Jack Wasp
                             ---------------------------------------
                             Jack Wasp, an individual


                               /s/ Wolfgang Hollermann
                             ---------------------------------------
                             Wolfgang Hollermann, an individual


                               /s/ Andrew Bernard
                             ---------------------------------------
                             Andrew Bernard, an individual

                              [signature page continues]

                             ELGAR TRADING LIMITED

                             By:    /s/ Ronald Jackson
                                  ----------------------------------
                                  Ronald Jackson, as attorney
                                  in fact for Elgar Trading Limited

                             COTECH COMPANY INC.


                             By:    /s/ Ronald Jackson
                                  ----------------------------------
                                  Ronald Jackson, as attorney
                                  in fact for Elgar Trading Limited

                             HERA VENTURES LIMITED


                             By:    /s/ Ronald Jackson
                                  ----------------------------------
                                  Ronald Jackson, as attorney
                                  in fact for Elgar Trading Limited


                               /s/ Anthony J. Quinn
                             ---------------------------------------
                             Anthony J. Quinn, an individual


                               /s/ Sergey Kuzminykh
                             ---------------------------------------
                             Sergey Kuzminykh, an individual


                               /s/ Audrey Jackel
                             ---------------------------------------
                             Audrey Jackel, an individual


                               /s/ Sherry Aaholm
                             --------------------------------------
                             Sherry Aaholm, an individual


                               /s/ Grant Wattman
                             --------------------------------------
                             Grant Wattman, an individual


                               /s/ Charlie Hitt
                             --------------------------------------
                             Charlie Hitt, an individual


                               /s/ Mark Jerome
                             ---------------------------------------
                             Mark Jerome, an individual


                              [signature page continues]

                               /s/ Ron Jackson
                             ---------------------------------------
                             Ron Jackson, an individual


                               /s/ George Milton
                             --------------------------------------
                             George Milton, an individual








                              [signature page continues]

                                     EXHIBIT "A"

HOLDERS                              COMMON STOCK            WARRANTS
---------------------------------------------------------------------

TCW SPECIAL CREDITS FUND V -
 THE PRINCIPAL FUND                       695,575                   0

OCM PRINCIPAL OPPORTUNITIES
 FUND, L.P.                               600,000                   0

LOGISTICAL SIMON, L.L.C.                  469,532             125,000

ROGER E. PAYTON                            20,012*            175,000

GARY HOLTER                                10,000              37,500

LARRY MARZULLO                             19,200              10,000

ING                                        18,718               5,025**

BANQUE PARIBAS                             17,500               5,025***

PARIBAS NORTH AMERICA, INC.                70,175                   0

WILLIAM E. MYERS, JR.                           0              59,938

BRIAN E. SANDERSON                              0              14,983

KURT KAMM                                       0               6,516

WILLIAM KIDD                                    0               6,516

EDWARD R. MANDELL                             196                 266

DAVID W.M. HARVEY                               0               5,620

KENNETH S. OGDEN                            1,000*                  0

JAMES L. MAZZUCA                            2,500*                  0

PAUL STONE AND
 CHRISTINE STONE                              500               5,000

DOUGLAS CRUIKSHANK                         24,000                   0

RONALD S. CRUSE                            24,000                   0

STEVE HITCHCOCK                            24,000                   0

PAUL D. SMITH                              24,000                   0

ABE RANISH                                  9,000                   0

LUIS SOLIS                                  7,000              37,500

LARRY TIEMAN                                1,000              37,500

JOE MONAGHAN                                    0              30,000

BEN CASSELL                                 1,000                   0

RANDY VALENTINO                               500                   0

DIEGO HIDALGO                               3,500                   0


                            [table continued on next page]
                                         -37-

SAM SCHOTSKY                                  600                   0

DAVE MARTIN                                   500                   0

RUSS KRUEGER                                  500                   0

OVE ANDERSON                                  500                   0

JIM BRUDER                                    500                   0

PETER SCHWERDT                                500                   0

RON EVINOU                                    500                   0

BRUNO SETZ                                  2,500                   0

MANOUTCHEHR ARDALAN                           500                   0

J.G. BIRRELL                                  500                   0

DONALD D. BRANSON                           3,333                   0

JOHN CONNOLLY                               1,700                   0

ROBERT J. FRUCHTERMAN                       1,000                   0

DEBORAH A. MacDOUGALL                       1,667                   0

MITCHELL J. MARTIN                          1,000                   0

CHRISTIAN E. MEYER                            500                   0

STEPHEN J. ZIMMER                             500                   0

ILL DEFERRED COMPENSATION
 PLAN                                       3,168                   0

HERA VENTURES LIMITED                           0               7,323

COTECH COMPANY INC.                             0              42,361

ELGAR TRADING LIMITED                           0              42,361

ANTHONY J. QUINN                            3,333              37,500

SERGEY KUZMINYKH                            3,333                   0

AUDREY JACKEL                               2,500                   0

SHERRY AAHOLM                                 500                   0

GRANT WATTMAN                               2,000                   0

CHARLIE HITT                                1,334                   0

MARK JEROME                                   850                   0

RON JACKSON                                     0               8,000

GEORGE MILTON                                   0              12,500

         TOTAL                          2,076,726             711,434
                                     Common Stock            Warrants

* Excludes shares which are held by the ILL Deferred Compensation Plan for the benefit of Roger E. Payton (2,488), Jim Mazzuca (247) and Scott Ogden
    (433).

** Excludes up to 1,624 Warrants exercisable if WES&S, Payton and ING Capital (U.S.) Corporation exercise 100% of the Warrants issued to each of them on May 2, 1996.

*** Excludes up to 1,624 Warrants exercisable if WES&S, Payton and Banque
    Paribas exercise 100% of the Warrants issued to each of them on May 2, 1996.

                                     EXHIBIT "B"


ROGER E. PAYTON                        RON JACKSON
GARY HOLTER                            GEORGE MILTON
LARRY MARZULLO                         RUSS KRUEGER
KENNETH S. OGDEN                       OVE ANDERSON
JAMES L. MAZZUCA                       JIM BRUDER
MARK LUNDGREN                          PETER SCHWERDT
PAUL STONE AND                         RON EVINOU
 CHRISTINE STONE
DOUGLAS CRUIKSHANK                     BRUNO SETZ
RONALD S. CRUSE                        MANOUTCHEHR ARDALAN
STEVE HITCHCOCK                        J.G. BIRRELL
PAUL D. SMITH                          DONALD D. BRANSON
ABE RANISH                             JOHN CONNOLLY
LUIS SOLIS                             ROBERT J. FRUCHTERMAN
LARRY TIEMAN                           DEBORAH A. MACDOUGALL
JOE MONAGHAN                           MITCHELL J. MARTIN
BEN CASSELL                            CHRISTIAN E. MEYER
RANDY VALENTINO                        STEPHEN J. ZIMMER
DIEGO HIDALGO                          JACK WASP
LOUIS MITCHELL                         HERA VENTURES LIMITED
SAM SCHOTSKY                           WOLFGANG HOLLERMANN
DAVE MARTIN                            COTECH COMPANY INC.
SHERRY AAHOLM                          ANDREW BERNARD
GRANT WATTMAN                          ELGAR TRADING LIMITED
CHARLIE HITT                           ANTHONY J. QUINN
MARK JEROME                            SERGEY KUZMINYKH


                                         -40-